Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the “Fund”)

(Class A and C Shares)

Supplement dated February 9, 2015 to the Prospectus

dated March 1, 2014, as supplemented and amended to date

Effective January 31, 2015, Do-un Lee will serve as a co-portfolio manager of the Fund, replacing Kim H. Erle. Accordingly, on page 6 of the Prospectus, the portfolio management disclosure with respect to Kim H. Erle under the heading “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Do-Un Lee	2015	Associate at Trajectory

In addition, under the heading “Fund Management – Adviser” on page 33 of the Prospectus, the portfolio management disclosure with respect to Kim H. Erle is hereby deleted in its entirety and replaced with the following:

Do-un Lee

Associate

Mr. Lee is an Associate at Trajectory Asset Management LLC, where his responsibilities include portfolio management and quantitative investment research. Mr. Lee graduated with honors from University of Texas at Austin with dual Bachelor degrees in Mathematics and Computer Science & Economics. He holds a Master of Science in Computational Finance from Carnegie Mellon University. Mr. Lee served as a Sergeant for two years in the Republic of Korea Army Artillery.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

SUP2_HAPRO_2-14

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the “Fund”)

(Class A and C Shares)

Supplement dated February 9, 2015 to the Statement of Additional Information (“SAI”)

dated March 1, 2014, as supplemented and amended to date

Effective January 31, 2015, Do-un Lee will serve as a co-portfolio manager of the Fund, replacing Kim H. Erle. Accordingly, the first paragraph under the heading “Information Regarding the Portfolio Managers, Personal Securities Trading, Distributor and Servicing Agent – Information about Trajectory Asset Management LLC’s Portfolio Managers” on page 27 of the SAI, is hereby replaced with the following:

The Adviser’s team of portfolio managers, led by Juan M. Ocampo, is primarily responsible for the daily management of the Fund’s portfolios. The other members of the Adviser’s team are Marita Ben Ari, CFA and Do-un Lee. One of the Fund’s portfolio managers, Juan Ocampo, is the sole indirect member of the Adviser (the “Member”). The Member is not compensated directly based on Fund performance or other performance measurements, but instead receives compensation (if any) based on the Adviser’s overall profitability.

Additionally, under the heading “Information Regarding the Portfolio Managers, Personal Securities Trading, Distributor and Servicing Agent – Other Accounts Managed by the Portfolio Managers” on page 28 of the SAI, the information in the table pertaining to Kim H. Erle is hereby deleted and replaced with the following:

Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)				Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Do-un Lee*	0	0	2	0	0	2
	$0	$0	$20.0	$0	$0	$20.0

*	As of October 31, 2014.

Additionally, under the heading “Information Regarding the Portfolio Managers, Personal Securities Trading, Distributor and Servicing Agent – Portfolio Manager Ownership of Fund Shares,” on page 28 of the SAI, the information pertaining to Kim H. Erle is hereby deleted and replaced with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Do-un Lee*	None

*	As of October 31, 2014

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP2_HAPRO_2-14